Exhibit 10.23

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of June 9, 2010, by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and individually, a “Borrower”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”), the Lenders (as defined below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with any successor administrative agent, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, Alliance AG, the lenders party thereto (the “Lenders”), the Administrative Agent and others are parties to a Credit Agreement dated as of July 2, 2009, (as amended by that certain First Amendment to Credit Agreement dated as of August 24, 2009, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders approve certain amendments to the Credit Agreement, in each case as herein provided; and

WHEREAS, the Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, it is agreed:

I.

Amendments to the Credit Agreement.

1.

The definition of “Consolidated Net Income” appearing in Section 1.1 of the Credit Agreement is hereby amended by adding the text “, plus (iii) if the respective period for which Consolidated Net Income is being determined includes the fiscal quarter ended March 31, 2010, any FCPA Settlement Expenses incurred in such fiscal quarter so long as not in excess of $19,450,000.” immediately after the text “the Transaction Costs” appearing in clause (b)(ii) thereof.

2.

Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Delta Limited” shall mean Delta Technology & Software Services Limited, incorporated as a private limited company under the laws of England and Wales.

“Delta Technology” shall mean Delta Technology and Software, LLC, a North Carolina limited liability company.

“FCPA Settlement” shall mean that certain settlement by the Company with the Securities and Exchange Commission and the U.S. Department of Justice pursuant to settlement agreement(s) in form and substance reasonably satisfactory to the Administrative Agent to settle certain investigations, allegations and charges against the Company as more specifically described on Schedule 3.23 hereto.

“FCPA Settlement Expense” shall mean the incurrence by the Company and its Subsidiaries of a one-time expense related to the FCPA Settlement and costs and expenses incurred in connection therewith.

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of June 9, 2010, by and among the Borrowers, Alliance AG, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

3.

Section 5.9(b) of the Credit Agreement is hereby amended by (i) replacing the text “5.10” with the text “5.25” in the sixth (6th) row (corresponding to the period from July 1, 2010 through and including September 30, 2010) of the table appearing in said Section and (ii) replacing the text “4.50” with the text “5.00” in the eighth (8th) row (corresponding to the period from January 1, 2011 through and including March 31, 2011) of the table appearing in said Section.

4.

Section 6.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (k) thereof, (ii) deleting the period at the end of clause (l) thereof and inserting “; and” in lieu thereof and (iii) inserting the following new clause (m) immediately at the end of said Section:

“(m)

from and after the first date upon which Delta Technology ceases to be a wholly-owned Subsidiary of the Company as a result of one or more transactions contemplated in accordance with clause (x) of Section 6.4(a), Indebtedness of Delta Technology from time to time outstanding in an aggregate principal amount not to exceed $25,000,000.”.

5.

Section 6.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (f) of said Section and inserting a comma in lieu thereof and (ii) adding the text “and (h) unsecured Guaranty Obligations of the Company with respect to Indebtedness of Delta Technology outstanding pursuant to Section 6.1(m)” immediately after the text “$150,000,000” appearing in clause (g) of said Section.

6.

Section 6.4(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (viii) thereof, (ii) deleting the period at the end of clause (ix) thereof and by inserting “; and” in lieu thereof and (iii) inserting the following new clause immediately at the end thereof:

“(x) so long as (1) no property or assets (other than investments of cash permitted in accordance with the relevant provisions hereof in an aggregate amount not to exceed $10,000,000) are transferred to Delta Technology or Delta Limited by the Company or any of its Subsidiaries (excluding transfers between Delta Technology and Delta Limited) after the Second Amendment Effective Date and (2) neither Delta Technology nor Delta Limited own Equity Interests in any other Person (except Delta Technology may own the Equity Interests of Delta Limited) at the time of any transaction effected in accordance with this clause (x), the Company or its respective Subsidiary which directly owns the Equity Interests in Delta Technology may from time to time sell, or may permit Delta Technology to issue, Equity Interests therein (including options, warrants and similar contingent equity interests therein), so long as (x) no Default or Event of Default then exists, (y) the Company continues to own, directly or indirectly through one or more wholly owned Subsidiaries, on a fully diluted basis, at least 70% of the outstanding Equity Interests in Delta Technology and (z) all Equity Interests of Delta Technology which are sold or issued to Persons other than the Company or its wholly owned Subsidiaries are sold or issued to officers, employees or directors of Delta Technology, members of the industry appointed to an advisory board of Delta Technology and/or third party investors, in each case who do not constitute an officer, director or employee of the Company or any of its other Affiliates (other than Delta Technology) or otherwise constitute an Affiliate of the Company (except as a result of its ownership of Equity Interests in Delta Technology).”.

7.

Section 6.6 of the Credit Agreement is hereby amended by (i) replacing the word “and” following the text “Effective Date” appearing in clause (i) of said Section with a comma, and (ii) adding the text “and (iii) transactions expressly permitted pursuant to Section 6.4(a)(x)”.

8.

Section 6.7 of the Credit Agreement is hereby amended by adding the following new sentence immediately at the end of the existing text thereof:

“Notwithstanding anything to the contrary contained above, the provisions of this Section 6.7 shall not prohibit any transaction expressly permitted pursuant to Section 6.4(a)(x).”.

9.

Section 6.8 of the Credit Agreement is hereby amended by inserting the following new sentence immediately after the first sentence thereof:

“For purposes of clause (i) of the immediately preceding sentences it is understood and agreed that, in the case of Delta Technology, reasonable extensions of its business and businesses auxiliary or complimentary thereto shall include the expansion of the applicability of its software and related services to Persons engaged in businesses other than the business engaged in by the Company and its Subsidiaries as of the Second Amendment Effective Date.”.

10.

Section 6.9 of the Credit Agreement is hereby amended by (i) deleting the word “and” preceding clause (xi) thereof and (ii) inserting the following new text immediately at the end of the existing text thereof:

“and (xii) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(m) may contain restrictions which are limited to Delta Technology”.

11.

Section 6.10 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (g) thereof and (ii) inserting the following new text immediately after the existing text thereof:

“and (h) at any time and from time to time when Delta Technology is no longer a wholly-owned Subsidiary of the Company as a result of one or more transactions effected in accordance with Section 6.4(a)(x), (x) Delta Technology may make Restricted Payments to holders of its Equity Interests generally so long as the Company and its respective Subsidiaries which directly own Equity Interests therein receive at least their ratable share of the respective Restricted Payment (based on their relative holdings of Equity Interests in Delta Technology) and (y) so long as no Default or Event of Default is then in existence, Delta Technology may from time to time purchase its Equity Interests (or warrants, options and similar contingent equity interests with respect thereto) from its officers, directors or other shareholders (other than the Company and its Subsidiaries) so long as the aggregate payments in any fiscal year in respect of all payments pursuant to this sub-clause (y) do not exceed $2,500,000.”.

II.

Miscellaneous Provisions.

1.

In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, each Credit Party hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both immediately before and after giving effect to this Second Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any Requirement of Law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Contractual Obligation of any Credit Party and (v) the certifications contained in the Delta Financial Certificate (as hereinafter defined) are true and correct on the Second Amendment Effective Date.

2.

The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Credit Party Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Second Amendment on such date.

3.

This Second Amendment is limited precisely as written and shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.

4.

This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

5.

THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

6.

This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)

the Company shall have paid to the Administrative Agent for the benefit of each Lender which has executed and delivered a counterpart hereof as provided in following clause (iii) on or prior to 5:00 p.m. on June 9, 2010, an amendment fee in an amount equal to 0.25% of the Revolving Commitment of such Lender as in effect on such time and date;

(ii)

the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Company as of the Second Amendment Effective Date certifying as to the financial condition and assets of Delta Technology and Delta Limited, which certificate (the “Delta Financial Certificate”) shall be in form and substance satisfactory to the Administrative Agent;

(iii)

the Borrowers, Alliance AG, the Lenders constituting the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  Roman Picherack (facsimile number: 212-354-8113 / e-mail address:roman.picherack@whitecase.com); and

(iv)

the Borrower shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP) payable to the Administrative Agent to the extent due under the Credit Agreement.

7.

This Second Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.  No provision of this Second Amendment may be amended, modified, waiver or supplemented, except as provided in Section 9.1 of the Credit Agreement.

8.

By executing and delivering a copy hereof, each Credit Party hereby agrees that all Credit Party Obligations of the Credit Parties shall be fully guaranteed pursuant to the Guarantees and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this Second Amendment does not in any manner constitute a novation of any Credit Party Obligations under any of the Credit Documents.

9.

From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first written above.

COMPANY:

ALLIANCE ONE INTERNATIONAL, INC.

By:

 /s/ Joel Thomas

Name:

  Joel Thomas

Title:

Vice President and Treasurer

By:

 /s/ B. Lynne Finney

Name:

  B. Lynne Finney

Title:

Assistant Treasurer

DUTCH BORROWER:

INTABEX NETHERLANDS B.V.

By:

 /s/ Pieter Michel van Drooge

Name:

  Pieter Michel van Drooge

Title:

Managing Director

By:

 /s/ Elizabeth Louise Maria Bruinhof

Name:

  Elizabeth Louise Maria Bruinhof

Title:

Managing Director

FOREIGN GUARANTOR:

ALLIANCE ONE INTERNATIONAL AG

By:

 /s/ Joel Thomas

Name:

  Joel Thomas

Title:

Authorized Signer

DEUTSCHE BANK TRUST COMPANY AMERICAS

_______________________________,

as Administrative Agent, as Swingline Lender, as Issuing Lender and as a Lender

By:

 /s/ Scottye Lindsey

Name:

Scottye Lindsey

Title:

Director

By:

 /s/ Erin Morrissey

Name:

Erin Morrissey

Title:

Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

AGFIRST FARM CREDIT BANK

By:

 /s/ Steven J. O’Shea

Name:

Steven J. O’Shea

Title:

Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

Badgerland Financial, FLCA

By:

 /s/ Kenneth H. Rue

Name:

Kenneth H. Rue

Title:

VP Loan Participations & Capital Markets

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

CREDIT SUISSE AG

CAYMAN ISLANDS BRANCH

By:

 /s/ Bill O’Daly

Name:

Bill O’Daly

Title:

Director

By:

 /s/ Christopher Reo Day

Name:

Christopher Reo Day

Title:

Associate

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

GOLDMAN SACHS BANK USA

By:

 /s/ Barabara Fabbri

Name:

Barbara Fabbri

Title:

Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

ING Bank N.V.

By:

 /s/ D. Schut                 /s/ L. Vriens

Name:

D. Schut                       L. Vriens

Title:

Director

Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

NATIXIS, NEW YORK BRANCH

By:

/s/ Alisa Trani

/s/ Stephen A. Jendras

Name: Alisa Trani                 Stephen A. Jendras

Title:  Associate Director       Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Cooperative Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch

By:

 /s/ Theodore W. Cox

Name:

Theodore W. Cox

Title:

Executive Director

By:

 /s/ Rebecca Morrow

Name:

Rebecca Morrow

Title:

Executive Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

Standard Chartered Bank

By:

 /s/ Michael Pistilli

Name:

Michael Pistilli

Title:

Director

By:

 /s/ Robert K. Reddington

Name:

Robert K. Reddington

Title:

AVP/Credit Documentation

Credit Risk Control

Standard Chartered Bank N.Y.